UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2023

Fat Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40755	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Bukit Manis Road Singapore	099892
(Address of principal executive offices)	(Zip Code)

(65) 8590-2056 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and One Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Share, par value $0.0001 per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Fat Projects Acquisition Corp (“FATP”) has revised the terms of the previously announced proposed amendment (the “Extension Amendment”) to its amended and restated articles and memorandum of association (the “Charter”) to be considered by its shareholders at a General Meeting of Shareholders to be held on January 12, 2023 (the “Charter Amendment General Meeting”) along with a proposed amendment to the Investment Management Trust Agreement dated October 12, 2021 between Continental Stock Transfer & Trust Company, as trustee, and FATP governing the trust account established in connection with FATP’s initial public offering (the “Trust Amendment”). As revised, the Extension Amendment would amend the Charter to provide for up to six one-month extensions to the date by which FATP must complete its initial business combination from the current deadline of January 15, 2023 to as late as July 15, 2023, at FATP’s option, provided that FATP or its Sponsor (or any of either of their affiliates or designees) deposits into the Trust Account an additional $0.0625 per outstanding Class A Ordinary Share for each month extended. As originally proposed, the Extension Amendment provided for a deposit into the Trust Account of an additional $0.06 per outstanding Class A Ordinary Share for each month extended.

As previously reported, FATP and Avanseus Holdings Pte. Ltd., a Singapore private company limited by shares (“Avanseus”), entered into a Business Combination Agreement dated August 26, 2022, as amended by a First Amendment to Business Combination Agreement dated October 3, 2022 (collectively, the “Business Combination Agreement”), that provides for a series of transactions, pursuant to which, among other things, Avanseus’ shareholders will exchange all of their outstanding Avanseus shares in consideration for newly issued FATP Class A Ordinary Shares (the “Share Exchange”), subject to the conditions set forth in the Business Combination Agreement, with Avanseus thereby becoming a wholly owned subsidiary of FATP (the Share Exchange and the other transactions contemplated by the Business Combination Agreement, together, the “Business Combination” or the “Proposed Transaction”). In connection with the Business Combination, FATP will change its corporate name to “Avanseus Holdings Corporation” (“New Avanseus”).

Additional Information and Where to Find It

About the Charter Amendment General Meeting and the Extension Amendment and Trust Amendment. On December 30, 2022, FATP filed a definitive Proxy Statement dated December 30, 2022 for the Charter Amendment General Meeting with the SEC (the “Charter Amendment Proxy Statement”). This document does not contain all the information that should be considered concerning the Charter Amendment General Meeting, the Extension Amendment or the Trust Amendment and is not intended to form the basis of any decision on how to vote on the amendments or on whether FATP’s public shareholders should tender their FATP Class A Ordinary Shares for redemption in connection with the amendments. FATP’s shareholders and other interested persons are advised to read the Charter Amendment Proxy Statement and any amendments thereto, as these materials will contain important information about the Charter Amendment General Meeting, the Extension Amendment and the Trust Amendment.

About the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FATP filed a Registration Statement on Form S-4 with the SEC on October 5, 2022 and an Amendment No. 1 to Registration Statement on Form S-4 on November 25, 2022 with Commission file number 333-267741 (the “Registration Statement”) relating to the Business Combination that includes a proxy statement of FATP and a prospectus of FATP. The Registration Statement has not been declared effective by the SEC. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all FATP shareholders as of a record date to be established for voting on the Business Combination. FATP’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto in the Registration Statement and, when available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Avanseus, FATP and the Business Combination. FATP also will file other documents regarding the Business Combination with the SEC. Promptly after the Form S-4 is declared effective by the SEC, FATP intends to mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting decision, investors and securities holders of FATP are urged to carefully read the Registration Statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about FATP, Avanseus and the Business Combination.

Free Copies of FATP SEC Filings. Investors and securities holders will be able to obtain free copies of the Charter Amendment Proxy Statement, the Registration Statement and all other relevant documents filed or that will be filed with the SEC by FATP through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by FATP may be obtained free of charge from FATP’s website at https://fatprojectscorp.com/investor-relations/ or by written request to FATP at Fat Projects Acquisition Corp, 27 Bukit Manis Road, Singapore 099892.

Participants in Solicitation

FATP and Avanseus and their respective directors and officers may be deemed to be participants in the solicitation of proxies from FATP’s shareholders in connection with the Business Combination. Information about FATP’s directors and executive officers and their ownership of FATP’s securities is set forth in FATP’s filings with the SEC, including FATP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 28, 2022 and FATP’s Quarterly Reports for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which were filed with the SEC on May 16, 2022, August 12, 2022 and November 9, 2022, respectively. To the extent that such persons’ holdings of FATP’s securities have changed since the amounts disclosed in FATP’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of FATP’s and Avanseus’ respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus contained in the Registration Statement regarding the Business Combination and the definitive proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between FATP and Avanseus, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by Avanseus and the markets in which it operates, the expected total addressable market for the services offered by Avanseus, the sufficiency of the net proceeds of the Business Combination to fund Avanseus’ operations and business plan and Avanseus’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by FATP’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by FATP; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of FATP, the satisfaction of the minimum trust account amount following redemptions by FATP’s public shareholders, the satisfaction of the minimum cash at closing requirement and the receipt of certain governmental and regulatory approvals; (iv) the failure of FATP to raise sufficient funds through the PIPE, (v) the lack of a third-party valuation in determining whether or not to pursue the Business Combination; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) the effect of the announcement or pendency of the Business Combination on Avanseus’ business relationships, performance, and business generally; (viii) risks that the Business Combination disrupts current plans and operations of Avanseus as a result; (ix) the outcome of any legal proceedings that may be instituted against Avanseus, FATP or others related to the Business Combination Agreement or the Business Combination; (x) the ability to meet Nasdaq listing standards at or following the consummation of the Business Combination; (xi) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Avanseus operates, variations in performance across competitors and partners, changes in laws and regulations affecting Avanseus’ business and the ability of Avanseus and the post-combination company to retain its management and key employees; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination (xiii) the risk that Avanseus may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xiv) the ability to attract new users and retain existing users in order to continue to expand; (xv) Avanseus’ ability to integrate its services with a variety of operating systems, networks and devices; (xvi) the risk that Avanseus will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Avanseus’ business; (xix) the risk of cyber security or foreign exchange losses; (xx) the risk that Avanseus is unable to secure or protect its intellectual property; (xxi) the effects of COVID-19 or other public health crises on Avanseus’ business and results of operations and the global economy generally; and (xxii) costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of FATP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by FATP from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Avanseus and FATP assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither FATP nor Avanseus gives any assurance that either FATP or Avanseus will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FATP or Avanseus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 5, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

End of Page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP

By:	/s/ David Andrada
Name:	David Andrada
Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: January 5, 2023

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